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EXHIBIT 99.1


MIV THERAPEUTICS SHAREHOLDERS APPROVE INCREASE IN AUTHORIZED CAPITAL TO ALLOW DEVELOPMENT OF PROPRIETARY BREAKTHROUGH TECHNOLOGY

COMPANY OFFICERS OUTLINE RECENT STRATEGIC ACHIEVEMENTS AND PRODUCT DEVELOPMENT INITIATIVES AT SHAREHOLDERS MEETING

VANCOUVER, British Columbia--(BUSINESS WIRE)--Jan.30, 2006--MIV Therapeutics, Inc. (OTCBB:MIVT - News; FWB:MIV), a leading developer of next-generation biocompatible coatings and advanced drug delivery systems, announced that shareholders attending its meeting last week overwhelmingly approved an increase in capital that may be used to fund continued research and development of the Company's unique coatings for the multibillion-dollar worldwide vascular stent and drug-delivery markets.

"In the last year, MIVT's scientific, administrative and executive teams have made great strides in moving toward commercialization of the Company's line of unique and proprietary biocompatible coatings for the biomedical marketplace," said Alan Lindsay, President and CEO of MIVT. "As we have reported, researchers have made excellent progress to develop a novel hydroxyapatite-based technology to create ultra-thin coatings for passive and drug-eluting applications for vascular stents."

Shareholders, by proxy or by attending MIVT's meeting of stockholders, held January 19 at the Company's corporate headquarters, approved an increase of MIVT shares to a total of 140 million common shares to fund the Company's continued strategic initiatives, including research and development. MIVT is looking forward to the coming year, and to making continued significant progress to commercialize our HAp-based, biocompatible coating technology for vascular stents and other implantable medical devices. MIVT's HAp-based technology and development programs have been validated during the last 12 months in a number of venues, including research results, and by scientific leaders and key observers in the biomedical community, who have singled out MIVT's solutions for special recognition.

Stents are used to prop open clogged or narrowed arteries and restore healthy blood flow, and other medical devices, but many current stent technologies are associated with serious complications that interfere with their success, such as restenosis, or re-narrowing of arteries following stent implantation. However, ongoing medical research has demonstrated that the Company's HAp coating formulations do not trigger the adverse reactions which are associated with existing stent products and technologies.


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About MIV Therapeutics

MIV Therapeutics, Inc. is developing a next-generation line of advanced biocompatible coatings for passive and drug-eluting application on cardiovascular stents and for application on a broad range of other implantable medical devices. The Company's ultra-thin coating formulation is designed primarily to protect surrounding tissue from the chemical interaction with metal stents. The Company's unique ultra-thin coating has been derived from a biocompatible material called Hydroxyapatite (HAp) that during in-vivo animal trials demonstrated excellent safety and exceptional biocompatibility pursued by the science in the field of advanced implantable drug delivery systems. Hydroxyapatite is a bioactive porous material that makes up the bone mineral and matrix of teeth. It is widely used as a bone substitute material and for coating implantable fixation devices in orthopedic, dental and other applications. The Company's novel drug-eluting technologies based on Hydroxyapatite provide an attractive alternative solution to polymer-based drug-eluting coatings currently in the stent market. The Company's drug-eluting coating is designed to suit a broad range of implantable medical devices which may benefit from a highly customizable drug release profile. MIVT reached a Collaborative Research Agreement (CRA) with the University of British Columbia and supported a research and development grant from the Natural Sciences and Engineering Research Council of Canada (NSERC) in 2002 for the development of Hydroxyapatite as a drug-eluting coating. In December 2004 MIVT received a Government grant for the research program titled "Development of Novel Drug Eluting Composite Coatings for Cardiovascular Stents" under the National Research Council -- Industrial Research Assistance Program (NRC-IRAP). Under this sponsorship the Company will progress to the development stage, which is expected to finalize the drug-eluting research and development Program. For more information, please visit http://www.trilogy-capital.com/tcp/mivt/website.html. To read or download MIV Therapeutics' Investor Fact Sheet, visit http://www.trilogy-capital.com/tcp/mivt/factsheet.html. To obtain daily and historical Company stock quote data, and recent Company news releases, visit http://www.trilogy-capital.com/tcp/html/mivt.htm. MIVT is traded on the Frankfurt, Germany, stock exchange under the symbol MIV.

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND
SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH RESEARCH DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS RESEARCH AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S RESEARCH AND DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

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THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL
RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

CONTACT:
MIV Therapeutics, Inc.
Investor Relations, 604-301-9545 x14
Toll-free: 800-221-5108
Fax: 604-301-9546
E-mail: investor@mivtherapeutics.com
Web: http://www.mivtherapeutics.com/
or, for Product Inquiries and Business Opportunities:
Arc Rajtar, 604-301-9545 Ext. 22
arajtar@mivi.ca
or
Trilogy Capital Partners
Paul Karon, Toll-free: 800-342-1467
paul@trilogy-capital.com